SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                          [Amendment No. _____________]

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)((2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12

                           PERSONNEL MANAGEMENT, INC.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-
             6(i)(4) and 0-11.

      1)     Title of each class of securities to which transaction applies:

      2)     Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                                       DEFINITIVE PROXY SOLICITATION MATERIALS--
                                                 INTENDED TO BE RELEASED 2/20/98


                           PERSONNEL MANAGEMENT, INC.
                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

      The 1998 Annual Meeting of Shareholders of Personnel Management, Inc. will be held in Conference Room A on the Third Floor of the Bank One Center/Tower, Indianapolis, Indiana 46204, at 10:00 a.m., Eastern Standard Time, on Thursday, March 5, 1998, for the following purposes:

     1. To elect two Directors to hold office until the Annual Meeting of Shareholders to be held in the year 2001 and thereafter until their successors are elected and have qualified.

     2. To consider and vote upon a proposal to approve the Personnel Management, Inc. 1998 Stock Option Plan.

     3. To consider and vote upon a proposal to approve amendments to the Personnel Management, Inc. 1994 Director Stock Option Plan.

     4. To transact such other business as may properly come before the Annual Meeting.



      Holders of Common Shares of record at the close of business on February 9, 1998, are entitled to notice of and to vote at the Annual Meeting.



      SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS, EVEN IF THEY PLAN TO ATTEND THE MEETING, ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                         DON R. TAYLOR
                                                         Chief Executive Officer

February 20, 1998
Greenwood, Indiana



                            (ANNUAL REPORT ENCLOSED)

                                 PROXY STATEMENT
                     1998 ANNUAL MEETING OF SHAREHOLDERS OF
                           PERSONNEL MANAGEMENT, INC.

         This Proxy Statement is being furnished to Shareholders on or about February 20, 1998, in connection with the solicitation by the Board of Directors of Personnel Management, Inc. (the "Company"), of proxies to be voted at the 1998 Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern Standard Time, on Thursday, March 5, 1998, in Conference Room A on the Third Floor of the Bank One Center/Tower, Indianapolis, Indiana 46204. The Company's executive offices are located at 1499 Windhorst Way, Suite 100, Greenwood, Indiana 46143.

         At the close of business on February 9, 1998, the record date for the Annual Meeting, there were 2,048,771 Common Shares issued and outstanding and entitled to vote at the Annual Meeting.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. The proxy may be revoked by either (a) filing with the Secretary (or other officer or agent of the Company authorized to tabulate votes) (i) an instrument revoking the proxy or (ii) a subsequently dated proxy, or (b) attending the Annual Meeting and voting in person. Unless revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder as indicated on the proxy. If no instructions are given, the shares will be voted in favor of the election of the nominees in Proposal 1 and in favor of Proposal 2 and Proposal 3.

                            1. ELECTION OF DIRECTORS

         The members of the Board of Directors are divided into three classes with the members of one class being elected at each annual meeting of Shareholders to serve a term of three years and thereafter until their successors are duly elected and have qualified or until the earlier of their death, resignation, disqualification or removal. The terms of the current Directors expire as follows: 1998--Messrs. Swider and VonDerHaar; 1999--Messrs. Cook and DeJonge; and 2000--Mr. Taylor.

         David L. Swider and Richard L. VonDerHaar have been nominated to fill the two positions on the Board that are to be filled at the Annual Meeting. It is the intention of the persons named in the accompanying form of proxy to vote such proxy in favor of the re-election of each of Messrs. Swider and VonDerHaar to the Board of Directors for an additional three-year term. Messrs. Swider and VonDerHaar have indicated that they will accept nomination and election as Directors. If, however, either of them is unable or unwilling to accept nomination or election, it is the intention of the Board of Directors to nominate such other person as a Director as it may in its discretion determine, in which event the shares subject to the proxy will be voted for that person.

         A nominee will be elected if the nominee receives a plurality of the votes cast by the shares entitled to vote in the election with respect to the Board seat for which the nominee has been nominated, provided that a quorum is present at the meeting. Proxies marked as "vote withheld" and shares held in street name that are designated by brokers on proxy cards as not voted will be treated as shares present for the purpose of determining whether a quorum is present. Shares present but not voted for any nominee do not influence in any manner the determination of whether a nominee has received a plurality of the votes cast. If for some unforeseen reason a nominee of the Board of Directors should become unavailable for election, the proxy may be voted for a substitute nominee, or the number of Directors constituting the Board may be reduced prior to the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE TWO NOMINEES IDENTIFIED ABOVE (ITEM 1 ON THE PROXY).

         The following table presents certain information regarding the Directors of the Company, including the Directors who have been proposed by the Board of Directors for re-election at the Annual Meeting, and the executive officers of the Company who are not Directors. Unless otherwise indicated in a footnote, the principal occupation of each Director has been the same for the last five years and such Director possesses sole voting and investment powers with respect to the shares indicated as beneficially owned by such Director. Unless specified otherwise, a Director is deemed to share voting and investment powers over shares indicated as held by a spouse, children or other family members residing with the Director. The only persons named below who beneficially owned more than 1.0 percent of the Company's Common Shares as of the date indicated were Mr. Taylor (29.4%), Mr. VonDerHaar (1.4%), Mr. Hentschel (1.2%), and Mr. Millard (1.7%). All Directors and executive officers as a group beneficially own 35.5 percent of the Company's Common Shares.



                           Name, Age and                                 Director      Shares Beneficially Owned on
                    Present Principal Occupation                           Since             January 31, 1998
                    ----------------------------                           -----             ----------------
Directors:
Don R. Taylor, 50
Chief Executive Officer of the Company                                     1986                 602,805 (1)

Joseph C. Cook, Jr., 55
President, Cambrian Associates LLC (consulting)2                           1994                 17,225 (3)

Max K. DeJonge, 57
President, O'Neal Steel, Inc. (steel distribution)                         1995                 7,150 (4)

David L. Swider*, 44
Partner, Bose McKinney & Evans (attorneys)                                 1993                 9,713 (5)

Richard L. VonDerHaar*, 47
Senior Vice President and Director of Municipal Finance of David A.
Noyes & Company (an investment firm)                                       1994                 29,422 (6)

Executive Officers Who Are Not Directors:
Gary Hentschel, 39                                                          N/A                 25,650 (7)
President, Chief Operating Officer

Robert R. Millard, 40                                                       N/A                 35,540 (8)
Vice President--Finance and Administration

All Directors and executive officers (a group consisting of 7               N/A                 727,505 (9)
persons)


* Nominee

     1 Includes 5,000 shares that Mr. Taylor may acquire pursuant to the exercise of stock options. Does not include an additional 226,994 shares beneficially owned by Carolyn S. Taylor and 43,039 shares beneficially owned by a former officer of the Company although Mr. Taylor has the power under the Stockholders Agreement to direct their vote with respect to the election of Directors for the remaining term of the Stockholders Agreement.

     2 Mr. Cook retired as Group Vice President of Eli Lilly & Co. (pharmaceuticals) in December 1993. Prior to becoming Group Vice President in June 1992, Mr. Cook served as Vice President, Production Operations, of Eli Lilly & Co. Mr. Cook also owns Life Science Advisors, which has provided strategic consulting services since 1994. Mr. Cook also serves as a Director of Amylin Pharmaceuticals, Inc., North American Biologicals, Inc. and Dura Pharmaceuticals, Inc.

     3 Includes 7,500 shares held of record by Farview Management Company, L.P., for which shares Mr. Cook has or shares voting and investment power, and 3,425 shares that Mr. Cook may acquire upon the exercise of stock options.

     4 Includes 500 shares that Mr. DeJonge may acquire upon the exercise of stock options.

     5 Includes 5,638 shares that Mr. Swider may acquire upon the exercise of stock options.

     6 Includes 1,600 shares held by the trust of Mr. VonDerHaar's spouse, 4,560 shares that Mr. VonDerHaar may acquire upon the exercise of stock options and 8,434 shares that Mr. VonDerHaar has the right to acquire pursuant to warrants issued by the Company.

     7 Includes 21,900 shares that Mr. Hentschel may acquire upon the exercise of stock options.

     8 Includes 1,825 held by Mr. Millard's three sons and 30,415 shares that Mr. Millard may acquire upon the exercise of stock options.

     9 Includes 14,123 shares that non-employee Directors have the right to acquire pursuant to options granted under the Director Plan (Mr. Cook:
          3,425; Mr. DeJonge: 500; Mr. Swider: 5,638; Mr. VonDerHaar: 4,560); 8,434 shares that Mr. VonDerHaar has the right to acquire pursuant to warrants issued by the Company; 57,315 shares that executive officers have the rights to acquire pursuant to stock options; and 11,085 shares as to which voting and investment powers are shared by members of the group with family members and others. Does not include an additional 270,033 shares beneficially owned by two parties to a Stockholders Agreement with respect to which shares Mr. Taylor has the power to direct the vote for the election of Directors (see "PRINCIPAL OWNERS OF COMMON SHARES" below).

                    Director Meetings and Standing Committees

        The Board of Directors of the Company held four meetings during the fiscal year ended October 31, 1997. Each of the Company's Directors attended at least seventy-five percent of the meetings of the Board of Directors and the committees on which he served during fiscal 1997.

        The committees of the Board include the Audit Committee and the Compensation Committee. The Board does not have a nominating committee. Messrs. Swider and VonDerHaar, both of whom are non-employee Directors, served as the entire membership of these Committees during fiscal 1997. The Audit Committee, which recommends to the Board the appointment of the Company's independent accountants and meets periodically with such accountants, met four times during fiscal 1997. The Compensation Committee reviews and approves compensation for the Company's executive officers and, acting as the Stock Option Committee, administers the Company's stock option plans. The Compensation Committee met once during fiscal 1997.

                             EXECUTIVE COMPENSATION

        The following table sets forth certain summary information regarding the compensation paid by the Company or its subsidiaries to or on behalf of the Company's Chief Executive Officer and each other executive officer whose salary and bonus earned during fiscal 1997 exceeded $100,000.



                           Summary Compensation Table
                                                                                              Long Term Compensation
                                                               Annual Compensation                    Awards
                  Name and                                                                    Securities Underlying
             Principal Position               Year          Salary ($)         Bonus ($)           Options/SARs (#)
             ------------------               ----          ----------         ---------         ----------------

     Don R. Taylor, Chief Executive           1997           250,000                   0 (1)          15,000
        Officer                               1996           277,883                   0                   0
                                              1995           298,075              27,639                   0
     Gary Hentschel, President and            1997           131,262                   0 (1)          12,000
        Chief Operating Officer               1996               N/A (2)             N/A (2)             N/A (2)
                                              1995               N/A (2)             N/A (2)             N/A (2)
     Robert R. Millard,                       1997           124,324                   0 (1)           8,325
        Vice President - Finance and          1996               N/A (2)             N/A (2)             N/A (2)
        Administration                        1995               N/A (2)             N/A (2)             N/A (2)



     1 Stock options were awarded in lieu of bonuses for the 1997 fiscal year. See "REPORT OF THE COMPENSATION COMMITTEE."

     2 Mr. Hentschel and Mr. Millard were first employed by the Company in 1996 and did not become subject to these compensation disclosures until the 1997 fiscal year.

                              Employment Agreements

         Don Taylor entered into an employment agreement with the Company in November 1995 and Robert Millard and Gary Hentschel entered into essentially identical employment agreements upon their employment with the Company in February and July, 1996, respectively. The agreements provide for employment on an at-will basis and are terminable at any time with or without cause by either the executive or the Company. The agreements provide for the payment of a base salary in an amount to be determined by the Board of Directors or a committee of the Board of Directors and for the payment of such bonuses, other cash incentive awards and/or benefits that the Board of Directors or a committee of the Board may authorize from time to time. No base salary or other compensation amounts are specified in the agreements.

         The employment agreements provide for the payment of a severance benefit equal to one month's base salary as then in effect for the executive if the executive's employment is terminated other than for misconduct, as defined in the agreements, or on the account of death. Each of the agreements states that the Board, or an authorized Board committee, may, but is under no obligation to, award such additional severance benefits as it may determine if termination is other than for misconduct or on the account of death.

         At the time Messrs. Taylor, Millard and Hentschel entered into their employment agreements, each of them also entered into a change in control severance benefit agreement. These agreements provide that if the executive's employment is terminated concurrently with, within three months immediately preceding, or within twenty-four months immediately following, a "change of control" (as defined in the agreements) and such termination is not by the Company for "cause," "disability" or death, or by the executive for "good reason" (as these terms are defined in the agreements), then the Company will pay each of Messrs. Taylor, Millard and Hentschel a severance benefit in the amount equal to two times the highest amount of annual base salary paid to the executive by the Company during the executive's employment by the Company. The amount of the severance benefit will be reduced, however, to the extent of any indebtedness then owed to the Company by the executives. The agreements also provide that if the severance benefit would constitute an "excess parachute payment" within the meaning of the Internal Revenue Code, then the Company would pay the executives additional amounts to cover all federal excise tax attributable to the excess payment and to cover all state and federal income taxes on the additional payment made for excise tax.

         A "change in control," as defined in the agreements, is deemed to have occurred if, subject to certain qualifications and exceptions, (a) the Company is a party to a reorganization, consolidation or merger and the Company is not the surviving corporation or the Company's Common Shares are converted into cash, securities or other property, or there is a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company and its consolidated subsidiaries; (b) a person or group of persons acquires beneficial ownership of twenty percent or more of the voting power of the Company's then-outstanding voting securities; or (c) at the end of any two-year period the persons who served on the Board at the beginning of the period no longer constitute a majority of the members of the Board.

         In December 1997, the change in control severance benefit agreements of each of Messrs. Taylor, Millard and Hentschel were amended to provide for a severance benefit equal to three times the highest amount of base salary paid to the executive during his employment with the Company. The amendments did not change the provision that requires the benefit to be reduced to the extent of any indebtedness then owed by the executive to the Company.

                            Compensation of Directors

         The Personnel Management, Inc. 1994 Directors Stock Option Plan (the "Director Plan") provides for the award of options to purchase Company Common Shares in lieu of cash payments for service on the Board of Directors. Each non-employee Director was granted options during fiscal 1997 under the Director Plan at the rate of 550 shares for each meeting of the Board of Directors attended and 275 shares for each meeting of a committee of the Board of Directors attended. For attendance at meetings during fiscal 1997, grants of stock options to purchase an aggregate of 10,450 Common Shares at a weighted average exercise price of $10.19 per share with expiration dates ranging from January 30, 2002 to October 30, 2002 were made under the Director Plan to the non-employee Directors. During 1997 the Board adopted, subject to shareholder approval, amendments to the Director Plan. See "PROPOSAL TO APPROVE AMENDMENTS TO THE 1994 DIRECTOR STOCK OPTION PLAN."

                      Option/SAR Grants in Last Fiscal Year

         The following table sets forth information with respect to stock options (the Company has never granted SARs) granted to the named executive officers during the fiscal year that ended October 31, 1997.


                                                                                           Potential Realizable Value at
                                                                                           Assumed Annual Rates of Stock
                            Number of      % of Total                                          Price Appreciation for
                           Securities       Options/                                                Option Term1
                           Underlying         SARs
                            Options/       Granted to      Exercise or
                              SARs          Employees         Base         Expiration
          Name            Granted (#)2   in Fiscal Year   Price ($/Sh)        Date               5%                10%
          ----            ------------   --------------   ------------     ---------           ------           --------


Don R. Taylor                15,000            36%           $10.87         5/13/2002         $26,100           $75,600
Gary F. Hentschel            12,000            29%            $9.88         5/13/2007         $74,520          $189,000
Robert R. Millard             8,325            20%            $9.88         5/13/2007         $51,698          $131,119


1 The amounts in the table compute the potential future value of each option grant, as of the date of grant, assuming that the market price of the Company's Common Shares appreciates from the market price on the date of grant at arbitrary rates of stock price appreciation mandated by SEC rules. These assumptions are not intended to forecast possible future appreciation, if any, of the Company's Common Shares.

2 The options were granted pursuant to the Personnel Management, Inc. 1994 Stock Option Plan (the "1994 Stock Option Plan"). The options are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The options granted to Messrs. Hentschel and Millard were granted at fair market value on the date of grant, with the per share exercise price being based on the average closing bid and asked prices of one Common Share as reported on Nasdaq for the five trading days immediately preceding the date of grant. The option granted to Mr. Taylor was granted at 110 percent of fair market value on the date of grant as required by Section 422 for grants to greater-than-ten-percent shareholders. The options become exercisable in twenty percent increments, with twenty percent of the shares covered by an option becoming exercisable on the date of grant and an additional twenty percent becoming exercisable on each of the first four anniversaries of the grant date; provided, however, that the options become immediately exercisable upon the optionee's death, permanent and total disability, and in the event of certain changes in control of the Company or other corporate transactions. If an optionee tenders already owned shares in payment (in whole or in part) of the exercise price, the 1994 Stock Option Plan requires the Company to use its best efforts to issue a replacement option for a number of shares equal to the number of shares tendered and with the same exercise price and expiration date as the option exercised.


               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values

         The following table sets forth information with respect to the options that have been granted to the named executive officers and the value of unexercised options held by the named executive officers as of October 31, 1997. There were no exercises of options by the named executive officers during fiscal 1997.

                                                                                Value of Unexercised
                                                Number of Unexercised        In-the-Money Options/SARs
                                                Options/SARs at Fiscal        at Fiscal Year-End ($)1
                                                     Year-End (#)
                                                     Exercisable/                   Exercisable/
                  Name                              Unexercisable                  Unexercisable

            Don R. Taylor                           5,000 / 10,000                $4,400 / $8,800
            Gary F. Hentschel                      22,400 / 39,600               $67,288 / $112,152
            Robert R. Millard                      21,665 / 36,660              $112,114 / $175,954

            1 The value is calculated by multiplying (i) the number of shares covered by those options that were "in the money" by
                  (ii) the  difference  between the last trade price of a Common
                  Share as reported on Nasdaq on October 31, 1997 ($11.75) and the per share exercise price of the options.

                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The following report is furnished by the Compensation Committee of the Board of Directors (the "Committee") with respect to the compensation of Don R. Taylor, the Company's CEO, and of the other two executive officers named in the compensation table appearing above, for the fiscal year ended October 31, 1997. The Committee, which is composed of two Directors who are not officers or employees of the Company, is responsible for determining the salary, bonus and other compensatory awards, plans and arrangements for the Company's CEO and other executive officers.

         In general, the major goal of the Company's compensation program with respect to all management personnel, including the CEO and other executive officers, is the alignment of compensation with business results. The Company remains committed to paying compensation that is competitive with other leading temporary staffing companies to ensure that it can attract and retain the most qualified individuals. The principal components of the Company's executive compensation program include base salary, merit bonuses and stock option grants.

         Consistent with the Company's compensation philosophy that compensation should be closely tied to performance, management recommended to the Committee that the amount of the base salary paid to the Company's CEO for fiscal 1997 should remain at the same level as in 1996 and that bonuses for the CEO and other executive officers for fiscal 1997 should be made in the form of stock option grants so that the value of the bonuses would be determined by the Company's future performance. The Committee approved the recommendations made by management. As bonuses for fiscal 1997, the Board granted an option for 10,000 shares to Mr. Taylor and granted options for an aggregate of 20,000 shares to the other named executive officers.

         The two named executive officers other than the CEO were first employed by the Company during 1996. The performance of each of these executive officers was evaluated on the first anniversary of their employment, which anniversaries occurred in February and July 1997, respectively. Based on such evaluations, each of the officers received an increase in base salary and the two officers were granted stock options under the 1994 Plan for an aggregate of 20,325 shares. The Board also authorized under the 1994 Stock Option Plan the grant of stock options for 15,000 shares to the Company's CEO in May 1997.

         The Company currently has two stock option plans in effect under which grants may be made to executive officers, the Amended and Restated 1993 Stock Option Plan (the "1993 Stock Option Plan") and the 1994 Stock Option Plan. Except for grants of replacement options, however, no additional option grants may be made under the 1993 Stock Option Plan. If the proposal to adopt the 1998 Personnel Management, Inc. Stock Option Plan (the "1998 Stock Option Plan") is approved by the Shareholders at the Annual Meeting, the 1998 Stock Option Plan will replace the 1994 Stock Option Plan. One of the two members of the Committee did not qualify during fiscal 1997 as a "non-employee director" within the meaning of the SEC Rule 16b-3 exemption for plan transactions because he is a partner in a law firm that performed legal services for the Company during 1997. Therefore, during fiscal 1997 the entire Board of Directors of the Company administered the 1993 Stock Option Plan and the 1994 Stock Option Plan.

         The Internal Revenue Code of 1986 limits to $1 million the deduction that a publicly held corporation may claim with respect to the compensation paid to certain highly paid executive officers, subject to certain conditions. The Committee has not taken any action to recommend changes in the Company's compensation policies in response to this limitation on deductibility because base salaries and other awards made to the Company's CEO and executive officers have historically been substantially less than the $1 million maximum amount.

     SUBMITTED  BY THE  MEMBERS OF THE  COMPENSATION  COMMITTEE  OF THE BOARD OF
DIRECTORS:

                  David L. Swider
                  Richard L. VonDerHaar

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Swider, a Director of the Company and a member of the Compensation Committee, is a partner in the law firm of Bose McKinney & Evans. Bose McKinney & Evans has represented the Company as legal counsel in certain matters during fiscal 1997 and the Company expects that the firm will continue to represent the Company in similar matters during fiscal 1998.

                                PERFORMANCE GRAPH

         The following Performance Graph compares the cumulative total shareholders' return on the Company's Common Shares since quotations of its stock price commenced on the Nasdaq National Market System in connection with the Company's initial public offering in 1994, with the cumulative total return of the Nasdaq Stocks U.S. Companies and a peer group consisting of all Nasdaq Stocks U.S. Companies providing personnel supply services (based on those companies having SIC Codes 7360 to 7369).

                Comparison of Five Year-Cumulative Total Returns
                          [TABLE SUBSTITUTED FOR GRAPH]



                                       10/30/92     10/29/93      10/31/94      10/31/95     10/31/96    10/31/97

Personnel Management, Inc.                                      128.2         102.9         79.0        132.6

Nasdaq Stock Market (US Companies)    76.7         98.8         99.3          133.8         157.9       207.8

NASDAQ Stocks (SIC 7360-7369 US
Companies) Personnel Supply Services  89.3         87.9         107.6         126.4         219.2       252.1


Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.   The index level for all series was set to $100.0 on 01/26/94.

                  2. PROPOSAL TO APPROVE 1998 STOCK OPTION PLAN

         The Board of Directors has adopted, subject to shareholder approval, the Personnel Management, Inc. 1998 Stock Option Plan (the "1998 Plan"). The primary purposes of the 1998 Plan are to provide the Company with an additional inducement to offer in securing and retaining key employees and to more closely align employee interests with the interests of the shareholders. The 1998 Plan, which is intended to be a successor to the Personnel Management, Inc. 1994 Stock Option Plan (the "1994 Plan"), is generally similar to the 1994 Plan. No grants of options have been made pursuant to the 1998 Plan.

         The following summary of the material features of the 1998 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 1998 Plan, which is set forth in Exhibit A to this Proxy Statement.

Shares Subject to the 1998 Plan

         The 1998 Plan authorizes the grant of options covering up to 200,000 shares (subject to adjustment as appropriate to reflect any future stock splits, stock dividends, or other changes in the capitalization of the Company). Options granted under the 1998 Plan may be in the form of either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options that do not meet the criteria of Section 422.

Administration

         The 1998 Plan provides that it is to be administered by a committee of the Board of Directors consisting of at least two members who qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 adopted under the Securities Exchange Act of 1934 and any successor rule ("SEC Rule 16b-3"). If the 1998 Plan is approved by the shareholders, the Board of Directors intends for the Board Compensation Committee, which acts as the Stock Option Committee, to act as the Committee for the 1998 Plan. Under the 1998 Plan the Committee has complete discretion to determine: (a) the persons to whom options will be granted; (b) the number of shares to be covered by each option; (c) the type of option; and (d) the time at which each option may be exercised, including any vesting requirements. The Committee also has discretion to determine, subject to certain limitations discussed below, the exercise price for the shares covered by the option and the maximum term for which any option is to remain outstanding.

Option Features

         The term of each option granted under the 1998 Plan may not exceed ten years; however, as required by the Code, the term of any incentive stock option granted to a greater-than-ten-percent shareholder may not exceed five years. The 1998 Plan provides that if the Plan is terminated because of a dissolution or liquidation of the Company or upon the reorganization of the Company, all outstanding options will become fully exercisable regardless of any remaining vesting requirements.

Exercise Price

         The 1998 Plan provides that the purchase price for a nonqualified option is to be the fair market value of the Common Shares covered by the option at the time of grant and, as required by the Code, the purchase price for an incentive stock option is to be no less than fair market value at the time of grant. If the optionee is a greater-than-ten-percent shareholder, however, the Code requires options to be granted at at least 110 percent of fair market value. Fair market value is to be determined by the Committee in good faith in accordance with all applicable requirements of the Code.

Payment for Shares

         Optionees may pay the exercise price for an option in cash (including cash equivalents), by delivering Company Common Shares previously acquired by the optionees that have a fair market value equal to the exercise price, or by a combination of cash and Common Shares. If an optionee elects to deliver previously acquired Common Shares in payment (in part or in whole) of the exercise price, the 1998 Plan provides for the automatic grant to the optionee of an option for a number of shares equal to the number of shares tendered and with the same expiration date as the exercised option (a "Replacement Option"). The exercise price of a Replacement Option is the fair market value of one Company Common Share as of the grant date of the Replacement Option multiplied by the number of shares covered by the Replacement Option. Replacement Options become exercisable twelve months following the date of grant. A Replacement Option is automatically canceled, however, if, during the twelve-month period following its grant, the optionee sells any Common Shares other than in the payment of the exercise of another option under the 1998 Plan.

Transferability of Options; Termination of Employment

         Options granted under the 1998 Plan are not transferable by the optionee unless the Committee, in its sole discretion, authorizes such transfer and such transfer would not be in violation of the Code or SEC Rule 16b-3, to the extent applicable to the Option. If an optionee's employment is terminated as a result of the optionee's total disability, the optionee or the optionee's legal representative may exercise, to the extent the optionee was entitled to exercise any Options at the time of termination of employment, at any time prior to the earlier of (i) the respective expiration dates of any such Options or
(ii) on the date that is one year after the date of such termination of employment if the Option is an incentive stock option or the date that is three years after the date of such termination of employment if the Option is a nonqualified option. If the optionee's employment is terminated as a result of the optionee's death, any Option granted to the optionee may be exercised by the person or persons to whom the optionee's rights to the Options pass by will or the laws of descent and distribution at any time prior to the earlier of the respective expiration dates of such Options or the date that is three years after the death of such optionee. If an optionee retires, the optionee or the optionee's legal representative may exercise any Option granted to the optionee at any time prior to the earlier of the respective expiration date of the Options or the date that is three years after the date of retirement. If an optionee's employment is terminated for any reason other than death, disability or retirement, then the optionee may exercise any of the Options until the earlier of (i) the respective expiration dates of such Options or (ii) the date that is three months after such termination of employment if the Option is an incentive stock option or the date that is one year after the date of such termination of employment if the Option is a nonqualified option.

Amendment; Suspension and Termination

         The Board of Directors may at any time terminate, modify or suspend the 1998 Plan; provided, however, that no modification shall be made without the approval of the shareholders if such approval is required for the 1998 Plan to comply with regulatory or legal requirements.

Certain Federal Income Tax Consequences of the 1998 Plan Under Current Law

         Under current federal tax law, nonqualified stock options granted under the 1998 Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to the Company. Upon the exercise of a nonqualified option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by the Company. The optionee's tax basis for the shares is the market value thereof at the time of exercise.

         Neither the grant nor the exercise of an option designated as an incentive stock option results in any federal tax consequences to either the optionee or the Company. At the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a capital gain, provided the applicable holding period is satisfied. If the optionee disposes of such shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as capital gain if the applicable holding period is satisfied.

         The 1998 Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

Shareholder Approval

         To be approved the 1998 Plan must be approved by the affirmative vote of the holders of a majority of the outstanding Common Shares represented at the meeting and entitled to vote. Proxies marked as abstentions and shares held in street name that are designated by brokers on proxy cards as not voted will therefore have the same effect as a vote against approval of the 1998 Plan. Proxies marked as abstentions and broker nonvotes, however, will be treated as shares present for the purpose of determining whether a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN (ITEM 2 ON THE PROXY).

                    3. PROPOSAL TO APPROVE AMENDMENTS TO THE
                         1994 DIRECTOR STOCK OPTION PLAN

         The Personnel Management, Inc. 1994 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors in 1995 and approved by the shareholders at the 1996 Annual Meeting. The Director Plan provides for grants of options to purchase Common Shares to non-employee Directors in lieu of the cash payments for service on the Board of Directors. During 1997, the Board of Directors adopted three amendments to the Director Plan, subject to shareholder approval of such amendments. The amendments would make the following changes to the Director Plan: (1) increase the number of shares available for grant under the plan by 20,000 shares (resulting in an increase from 44,000 to 64,000 shares); (2) provide that options would become exercisable one year earlier than as currently provided in the Director Plan, which amendment would result in an option becoming exercisable with respect to fifty percent of the shares covered by the option on the date of grant and with respect to the remaining fifty percent of the shares on the first anniversary of the date of grant; and (3) provide that options granted terminate fifteen months subsequent to a Director's termination of service as a Director rather than terminating on the date of the Director's termination of service.

         BECAUSE OF THE INTEREST OF FOUR OF THE MEMBERS OF THE BOARD OF DIRECTORS IN GRANTS AWARDED AND EXPECTED TO BE AWARDED TO THEM IN THE FUTURE UNDER THE DIRECTOR PLAN, THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION TO SHAREHOLDERS REGARDING APPROVAL OF THE AMENDMENTS TO THE DIRECTOR PLAN.

         Following is a summary of the material features of the Director Plan as it is currently in effect and as it is proposed to be amended. The summary of the Director Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Plan, which is set forth in Exhibit B to this Proxy Statement and is marked to indicate the changes that would be made by the proposed amendments.

Shares Subject to the Director Plan

         The Director Plan provides for the grant of nonqualified stock options in lieu of the payment of cash to compensate non-employee Directors for their service on the Board of Directors and its committees. Currently there are four Directors who are not employees of the Company, and who, therefore, are eligible to participate in the Director Plan. The Director Plan originally authorized the grant of options covering up to 44,000 shares (subject to adjustment as appropriate to reflect any future stock splits, stock dividends, or other changes in the capitalization of the Company). The Board of Directors has adopted an amendment, subject to shareholder approval, that would increase the number of shares eligible for grant under the Director Plan to 64,000 shares, representing an increase of 20,000 shares (the shares would remain subject to adjustment as appropriate for changes in the capitalization of the Company).




Administration

         The Director Plan provides for the automatic grant of stock options on a quarterly basis and is not subject to the discretion of any administrator. The number of options to be granted to a Director is determined by a formula based on the number of Board of Directors and committee meetings actually attended by a Director during each fiscal quarter. When the Director Plan was originally adopted in 1995, the formula for determining grants for meetings attended through October 31, 1995, was set forth in the Director Plan and provided that the number of option shares covered by the option granted to each Director for each fiscal quarter would be calculated on the basis of 500 shares for each meeting of the Company's Board of Directors that the Director attended and 250 shares for each meeting of a Board committee that the Director attended. For each quarter of a fiscal year beginning after the fiscal year that ended October 31, 1995, the Director Plan provides that the number of option shares to be granted for Board and committee attendance is to be set by a standing resolution of the Board of Directors and that that resolution may not be amended more than once in any fiscal year. For the 1996 and 1997 fiscal years, the Board of Directors determined that 550 shares were to be for each Board of Director meeting attended and 275 shares for each committee meeting attended. The number of shares to be granted for attendance at meetings during fiscal 1998 has not yet been determined.

Exercise Price

         The Director Plan provides that the exercise price of each share covered by an option shall be the fair market value of one Company Common Share on the date the option is granted. The average of the closing bid and asked prices reported on Nasdaq for the five trading days immediately preceding the date of grant is deemed to be the fair market value for all valuation purposes.

Payment for Shares

         Directors may pay the exercise price for an option in cash (including cash equivalents), by delivering Company Common Shares previously acquired by the Director that have a fair market value equal to the exercise price, or by a combination of cash and Common Shares. If a Director elects to deliver previously acquired Common Shares in payment (in part or in whole) of the exercise price, the Director Plan provides for the automatic grant to the Director of an option for a number of shares equal to the number of shares tendered and with the same expiration date as the exercised option (a "Replacement Option"). The exercise price of a Replacement Option is the fair market value of one Company Common Share as of the grant date of the Replacement Option multiplied by the number of shares covered by the Replacement Option. Replacement Options become exercisable twelve months following the date of grant. A Replacement Option is automatically canceled, however, if, during the twelve-month period following its grant, the Director sells any Common Shares other than in the payment of the exercise of another option under the Director Plan.

Vesting, Term and Transferability of Options

         The Director Plan currently provides that an option granted under the Director Plan becomes exercisable with respect to fifty percent of the shares covered by the option on the first anniversary of the date of grant and with respect to the remaining shares on the second anniversary of the date of grant. The proposed amendments to the Director Plan would accelerate the exercise dates by one year in that the amendments provide that options become exercisable with respect to fifty percent of the shares covered by the option on the date of grant and with respect to the remaining fifty percent on the first anniversary of the date of grant.

         The Director Plan provides that an option must be exercised within five years after the date of grant. Options granted under the Director Plan may not be transferred except by will or the laws of descent and distribution.

         The Director Plan currently provides that all rights a Director has in all options, including Replacement Options, terminate if a Director ceases to be a Director for any reason other than death. In the event of the death of a Director, any options that have been outstanding for at least six months may be exercised by the personal representative of the Director's estate or the persons to whom the options are transferred by the laws of descent and distribution prior to the earlier of one year after the date of the Director's death or the original expiration date of the option. The proposed amendments to the Director Plan provide that options, including Replacement Options, to the extent they have not been exercised and have not otherwise expired, will not terminate until fifteen months subsequent to the date of the Director's termination of service.

Amendment; Suspension and Termination

         The Board of Directors may suspend, discontinue or terminate the Director Plan or revise or amend it in any respect whatsoever; provided, however, no revision or amendment may increase the number of shares available for grant under the Director Plan or materially modify the eligibility requirements for grants under the Director Plan unless such revision or amendment is approved by the shareholders.

Certain Federal Income Tax Consequences of the Director Plan Under Current Law

         When a Director exercises an option granted under the Director Plan, the difference between the option exercise price and the fair market value of the shares received upon exercise generally will be ordinary income to the Director and generally will be allowed as a deduction at such time and in such amount for federal income tax purposes to the Company. Any gain or loss realized by the Director on disposition of the Common Shares acquired upon exercise of an option generally will be a capital gain or loss to such Director if the applicable holding period is satisfied and will not result in any additional tax consequences to the Company. The foregoing discussion summarizes the federal income tax consequences of the Director Plan based on current provisions of the Code, which are subject to change, and does not cover any state or local tax consequences of participation in the Director Plan.

         The Director Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

Shareholder Approval

         To be approved, the amendments to the Director Plan must be approved by the affirmative vote of the holders of a majority of the outstanding Common Shares represented at the meeting and entitled to vote. Proxies marked as abstentions and shares held in street name that are designated by brokers on proxy cards as not voted will therefore have the same effect as a vote against approval of the Director Plan. Proxies marked as abstentions and broker nonvotes, however, will be treated as shares present for the purpose of determining whether a quorum is present.

                              CERTAIN TRANSACTIONS

JBD Real Estate, Inc. The Company leases four of its Indiana office locations from JBD Real Estate, Inc., an Indiana corporation ("JBD"), under leases that were executed in fiscal years prior to 1997. JBD is owned by Don R. Taylor, who is the Company's Chief Executive Officer, a member of its Board of Directors, and a beneficial owner of more than five percent of the Company's Common Shares. Total rental expenses paid by the Company to JBD during fiscal year 1997 were $125,200, and such expenses are expected to be approximately $128,600 in fiscal 1998. In January 1998, Mr. Taylor entered into an agreement with the Company that provides the Company with the option to purchase all of the shares of capital stock of JBD from Mr. Taylor if he receives an offer for the shares. The agreement requires Mr. Taylor to sell the JBD shares, and the Company to purchase the shares, at a purchase price equal to fair market value if Mr. Taylor's employment with the Company is terminated or if there is a change of control of the Company. Fair market value is to be determined by mutual agreement of the Company and Mr. Taylor or, if they cannot reach an agreement, by appraisal, and the determination is to assume the existence of a remaining five-year lease period for each property (irrespective of the actual remaining lease periods).

Loans to Don R. Taylor. The Company made loans to Mr. Taylor during calendar year 1992 in the original aggregate principal amount of $409,598. The loans were refinanced in November 1995. In December 1997, the Board of Directors renewed the loans and financed the accrued but unpaid interest for twenty-four additional months, maturing December 1, 1999, and changed the interest rate from
8.75 percent (the national prime rate as of the date of the 1995 refinancing) to the Company's average borrowing rate on its senior bank debt calculated on a quarterly basis (which was 7.4% as of January 31, 1998). As of December, Mr. Taylor was indebted to the Company under these loans in the aggregate amount (with interest) of $560,216.

                             APPOINTMENT OF AUDITORS

         Ernst & Young, LLP ("Ernst & Young") served as independent auditors for the Company's 1997 financial statements. It is anticipated that Ernst & Young will serve as independent auditors for the 1998 fiscal year but the Audit Committee has not yet made its recommendation to the Board. Representatives of Ernst & Young will be present at the 1998 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Price Waterhouse LLP ("Price Waterhouse"), which served as the Company's independent auditors for fiscal 1995 and 1996, was dismissed by the Audit Committee effective October 17, 1997. The reports of Price Waterhouse on the Company's financial statements for the two fiscal years ended October 31, 1996, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended October 31, 1996, and in the subsequent interim period, there were no disagreements with Price Waterhouse on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Price Waterhouse, would have caused Price Waterhouse to make reference to the matter in their report.

                        PRINCIPAL OWNERS OF COMMON SHARES

         The following table sets forth information as of January 31, 1998 (except as otherwise noted), relating to every person, including any group, known by management to beneficially own more than five percent of the Company's Common Shares.


            Name and Address                   Shares Beneficially Owned
          of Beneficial Owner                    as of January 31, 1998                  Percent of Class
          -------------------                    ----------------------                  ----------------
Don R. Taylor
1499 Windhorst Way, Suite 100
Greenwood, IN  46143                                   602,805 (1)                             29.4

Carolyn S. Taylor
Rural Route 5, Box 92
Rockville, IN  47872                                   226,994 (2)                             13.1

Stockholders Agreement Group(3)
c/o Don R. Taylor
1499 Windhorst Way, Suite 100
Greenwood, IN  46143                                   872,728 (4)                             42.3

Heartland Advisors, Inc. and
  Heartland Group, Inc.
790 North Milwaukee Street
Milwaukee, WI  53202                                   390,7005                                19.1

     1 Includes 5,000 that Mr. Taylor has the right to acquire pursuant to stock options. Does not include an additional 226,994 shares beneficially owned by Carolyn S. Taylor and 43,039 shares beneficially owned by a former officer of the Company although Mr. Taylor has the power under the Stockholders Agreement to direct their vote with respect to the election of Directors for the remaining term of the Stockholders Agreement.


     2    Includes 110 shares held by one of Ms. Taylor's sons.

     3 On November 19, 1993, Don R. Taylor, Carolyn S. Taylor and two former officers of the Company (one of whom no longer owns any Common Shares) entered into a Stockholders Agreement with the Company. Pursuant to the Stockholders Agreement Mr. Taylor has the power to direct the voting of all shares held by the parties to the Stockholders Agreement with respect to elections of Directors. The Stockholders Agreement also restricts certain sales, transfers or other dispositions by those parties of their shares.

     4 Includes an aggregate of 7,762 shares that a former officer of the Company has the right to acquire pursuant to options granted to her under the Company's 1994 Stock Option Plan.

     5 Based upon information as of January 23, 1998, communicated to the Company by Heartland Advisors, Inc.

            SECTION 16(a): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers and persons who beneficially own more than 10 percent of the Company's Common Shares to file with the Securities and Exchange Commission reports showing ownership of and changes of ownership in the Company's Common Shares and other equity securities. On the basis of reports and representations submitted by the Company's Directors, executive officers, and greater-then-ten-percent owners, the Company believes that all required Section 16(a) filings for fiscal 1997 were timely made, except that one report filed by Carolyn Taylor, a greater-than-ten-percent owner, was filed one day late.


                                  OTHER MATTERS

     The Board of Directors knows of no matters, other than the election of Directors, and the amendments to the plan reported above, that are to be brought before the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                    EXPENSES

     All expenses in connection with this solicitation of proxies will be borne by the Company.


                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     A shareholder desiring to submit a proposal for inclusion in the Company's proxy statement for the 1999 Annual Meeting of Shareholders must deliver the proposal so that it is received by the Company no later than October 22, 1998. Proposals should be sent to Secretary, Personnel Management, Inc., 1499 Windhorst Way, Suite 100, Greenwood, Indiana 46143, and mailed by certified mail, return receipt requested.

                                    EXHIBIT A

                           PERSONNEL MANAGEMENT, INC.
                             1998 STOCK OPTION PLAN



     1. PURPOSE OF THE PLAN

     This Stock Option Plan ("Plan") is designed to provide an incentive to persons employed by Personnel Management, Inc. (the "Corporation") and any of its subsidiaries, including officers and employee Directors, and to offer an additional inducement in obtaining the services of key personnel and professional advisors by granting such persons options to purchase shares of the Corporation's common stock ("Common Shares"). The Plan provides for the grant of
(i) options intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and
(ii) non-qualified options.

     2. STOCK SUBJECT TO THE PLAN

     The Common Shares to be issued upon exercise of options granted under the Plan (the "Options") shall be made available, at the discretion of a committee of the Board of Directors appointed hereunder, from either authorized but unissued Common Shares or Common Shares held in the treasury of the Corporation or any subsidiary of the Corporation, including Common Shares purchased in the open market or otherwise.

     Subject to the provisions of the next succeeding paragraph of this Section 2, the aggregate number of shares for which Options may be granted under the Plan shall be 200,000. If, prior to December 17, 2007, the Plan remains in effect and an Option granted under the Plan shall have terminated for any reason without having been exercised in full, then the unpurchased shares covered by the terminated Option shall become available for option to other employees.

     In the event that an optionee tenders Common Shares owned by the optionee in payment of the purchase price of shares the optionee has elected to purchase pursuant to an Option, only the net shares issued in connection with such transaction (calculated by subtracting the number of shares tendered in payment from the number of shares purchased under the Option) shall be considered to be shares for which Options have been granted under the Plan, and the remaining number of shares issued under such Option shall be considered unpurchased shares that shall again become available for grants of Options to other employees.

     In the event that the outstanding Common Shares hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, combination of shares, stock split-up, stock dividend, or other reorganization or (in the discretion of the Committee) in the event of any spin-off or other distribution of a substantial portion of the assets of the Corporation to the holders of the shares of the Corporation then subject to Options granted hereunder:

               (a) the aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately; and

               (b) rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

     3. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of two or more members, each of whom shall qualify at all times as a "Non-Employee Director" within the meaning of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended, or any successor rule ("Rule 16b-3"). The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board of Directors of the Corporation. A majority of the members shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members without a meeting, shall be the acts of the Committee.

     4. OPTION PRICE

     The purchase price under each Option shall be determined by the Committee at the time of grant. In the case of Incentive Stock Options, the purchase price must be set as follows:

               (a) for persons who at the time of grant own stock possessing ten percent or less of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation, the Option price at the time the Option is granted must be set at no less than the fair market value of the Common Shares subject to the Option; and

               (b) for optionees who own stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or of any parent or subsidiary corporation, the Option price at the time the Option is granted must be at least 110 percent of the fair market value of the Common Shares subject to the Option.

The purchase price for nonqualified Options shall be set at the fair market value of the Common Shares covered by the Option at the time of grant. Fair market value shall be determined for purposes of Section 4 by the Committee in good faith in accordance with all applicable requirements of the Code.

     5. OPTIONS AND ELIGIBILITY OF OPTIONEES

     The Committee may, consistent with the purposes of the Plan, from time to time (a) grant Options to any or all employees (including officers and employee Directors) of the Corporation and any of its future subsidiaries as defined in applicable sections of the Code, and (b) grant nonqualified Options to persons who act as consultants (not including non-employee Directors) to the Corporation but who are not employed by the Corporation. There shall be no limitation on the aggregate number of shares for which an Option or Options may be granted to any one individual; provided, however, that the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under all such plans of the Corporation and any parent or subsidiary corporation) shall not exceed $100,000 (the "Qualifying Limit"). Incentive Stock Options may not be granted under the Plan after December 17, 2007. Notwithstanding the above and in order that the Corporation retains the flexibility to provide additional inducement to key personnel, the aggregate fair market value of shares of which any individual may be granted Options that first become exercisable in any calendar year may exceed the Qualifying Limit; provided, however, that the Options granted in excess of the Qualifying Limit shall not be treated as "Incentive Stock Options." Employees may receive more than one Option under the Plan.

     The Committee, at the time of each grant under this Plan, shall specify whether such grant is intended to qualify as an Incentive Stock Option or constitute a non-qualified Option.

     The Board of Directors, without further approval of the shareholders, may substitute new Options for prior options of a constituent corporation or assume the prior options of a constituent corporation. For the purposes of this Section 5, a constituent corporation shall include any corporation which has been merged into or consolidated with the Corporation or one or more subsidiaries of the Corporation, or whose assets or stock has been acquired by or liquidated into the Corporation, or by or into any one or more subsidiaries of the Corporation, or any parent or any subsidiary of such corporation.

     Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive jurisdiction (i) to select the persons to whom Options may be granted, (ii) to determine the number of shares subject to each Option, (iii) to determine the time or times when Options will be granted, (iv) to determine the Option price of the shares subject to each Option, which price in the case of Incentive Stock Options shall be not less than the minimum specified in
Section 4 of the Plan, (v) to determine the time when each option may be exercised within the limits stated in the Plan, (vi) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted under the Plan, and (vi) to take any other action or make any other determination under this Plan not expressly delegated to others by the Articles of Incorporation or Bylaws of the Corporation, or by this Plan, or by applicable law. The Committee's determination or interpretation of any matter within the Committee's jurisdiction under the Plan shall be conclusive, final and binding upon the Corporation, the optionees and all other interested persons.

     6. RESTRICTIONS ON TRANSFERABILITY OF OPTIONS

     No Option, including any Replacement Option (as defined in Section 7), granted under the Plan shall be transferable by the optionee unless the Committee, in its sole discretion, authorizes such transfer and such transfer is permitted by, or is not in violation of, the provisions of the Code and Rule 16b-3 (to the extent that such are applicable to the Option). Except as specifically authorized by the Committee, an Option, including any Replacement Option, shall be exercisable during the optionee's lifetime only by the optionee or, in the case of the optionee's legal disability, by the optionee's guardian or legal representative.

     7. EXERCISE OF OPTIONS; REPLACEMENT OPTIONS

     Each Option granted under the Plan shall expire not later than ten years from the date the Option was granted. The Committee may, in its discretion, prescribe a shorter period for the expiration of any Option or Options.

     Subject to the provisions of this Section 7 and of Section 8 hereof, each Option may be exercised in whole or from time to time in part with respect to the number of shares as to which it is then exercisable in accordance with the terms of the Plan and the determinations of the Committee. Except as otherwise provided in Section 8 hereof, no Option that is intended to qualify as an Incentive Stock Option may be exercised unless the optionee shall have been in the employ of the Corporation or one of its subsidiaries at all times during the period beginning with the date of grant of such Option and ending on the date three (3) months prior to the date of exercise of such Option. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the Plan or, in the case of an Option intended to qualify as an Incentive Stock Option, with the requirements for qualification as an Incentive Stock Option under
Section 422 of the Code.

     A person exercising an Option shall give written notice to the Corporation of such exercise and the number of shares the optionee has elected to purchase and shall at the time of purchase tender an amount in cash, in Common Shares of the Corporation owned by such person, or in any combination of cash and such Common Shares, equal in value to the purchase price of the shares the optionee has elected to purchase. Until the purchaser has made such payment and has been issued a certificate or certificates for the shares so purchased, the optionee shall possess no shareholder rights with respect to any such share or shares.

     In the event that an optionee tenders Common Shares owned by such optionee in payment (in whole or in part) of the purchase price of shares that the optionee has elected to purchase under an Option, the Corporation shall be obligated to use its best efforts to issue to such optionee a replacement option of the same type (Incentive Stock Option or nonqualified Option) (a "Replacement Option") as the Option exercised (the "Exercised Option") and with the same expiration date as the Exercised Option. Such Replacement Option shall entitle the optionee to purchase a number of shares equal to the number of shares tendered to the Corporation to purchase shares under the Exercised Option, and shall specify an exercise price equal to the fair market value of the Common Shares on the date of exercise of the Exercised Option. Such Replacement Option shall not be exercisable during the twelve-month period following the date of exercise of the Exercised Option; if, during such period, the optionee should sell any Common Shares of the Corporation (other than in payment of the exercise price of another Option under the Plan, or pursuant to a corporate transaction in which all holders of Common Shares are obligated to sell or otherwise dispose of their shares), then the Replacement Option shall never become exercisable with respect to the number of shares that are equal to the aggregate number of Common Shares that were sold by the optionee during such period (subject to appropriate adjustment for any subsequent changes in the Common Shares of the type described by Section 2 of this Plan) but shall become exercisable as to the remainder of the Common Shares covered by the Replacement Option. Except as specifically provided otherwise in this Section 7, all provisions of this Plan applicable to an Option shall apply to a Replacement Option of the same type (Incentive Stock Option or nonqualified Option). Replacement Options shall be issuable upon exercise of other Replacement Options granted under this paragraph if all conditions for such issuance are satisfied.

     8. TERMINATION OF EMPLOYMENT

               (a) Termination Other Than for Disability, Retirement or Upon Death. In the event that any optionee's employment by the Corporation and its subsidiaries shall terminate for any reason, other than permanent and total disability as such term is defined in Section 22(e)(3) of the Code ("Permanent and Total Disability"), retirement or death, all of such optionee's Options (regardless of whether they are intended to be Incentive Stock Options), and all of such optionee's rights to purchase or receive Common Shares pursuant thereto, as the case may be, may be exercised, to the extent that the Optionee was entitled to exercise such Options at the date of such termination of employment, by the optionee until the earlier of (i) the respective expiration dates of such Options or (ii) (x) if the Option is an Incentive Stock Option, on the date that is three (3) months after the date of such termination of employment or (y) if the Option is a nonqualified Option, on the date that is one (1) year after the date of such termination of employment. If, however, an optionee's employment is terminated for cause, the provisions of the preceding sentence shall not apply and any Option held by such optionee will terminate automatically upon the termination of the optionee's employment. Options granted under the Plan shall not be affected by any change in service or employment so long as the optionee continues to be employed by or in the service of the Corporation or any of its subsidiaries, or a corporation (or a parent or subsidiary of such corporation) issuing or assuming an Option in a transaction in accordance with applicable Code requirements.

               (b) Disability. In the event that any optionee's employment shall terminate as a result of the Permanent and Total Disability of such optionee, such optionee (or the optionee's guardian or legal representative) may exercise, to the extent that the optionee was entitled to exercise any such Options at the date of such termination of employment, any Options granted to the optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) (x) if the Option is an Incentive Stock Option, on the date that is one year after the date of such termination of employment or (y) if the Option is a nonqualified Option, on the date that is three (3) years after the date of such termination of employment.

               (c) Death. In the event that any optionee's employment shall terminate as a result of the death of the optionee, any Options granted to any such optionee may be exercised, to the extent that the optionee was entitled to exercise any such Options at the date of death, by the person or persons to whom the optionee's rights under any such Options pass by will or by the laws of descent and distribution (including the optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is three
          (3) years after date of death of such optionee. (d) Retirement. In the event that any optionee's employment terminates as a result of the optionee's retirement on or after attaining the age of 62 and after the optionee has been employed by the Corporation for at least three
          (3) years, such optionee (or the optionee's guardian or legal representative) may exercise, to the extent that the optionee was entitled to exercise any such Option at the date of such termination of employment, any Options granted to the optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is three (3) years after the date of such termination of employment. In the event that an optionee's employment terminates as a result of the optionee's retirement and such optionee has not been employed by the Corporation for at least three (3) years at the time of such retirement, then, on the date of such optionee's retirement, all of such optionee's Options and rights to purchase or receive Common Shares pursuant thereto shall terminate.

               (e) Nonqualified Options. Notwithstanding the above provisions of this Section 8, the Committee in its sole discretion may extend the termination date of any nonqualified Option to a date not later than the scheduled expiration date of the nonqualified Option.

               (f) Termination of Options. To the extent that any Option granted under the Plan to any optionee whose employment by the Corporation terminates shall not have been exercised within the applicable period set forth in this Section 8, as it may be extended by the Committee hereunder, any such Option, and all rights to purchase shares pursuant thereto, shall terminate on the last date of the applicable period.

     9. EFFECT OF CORPORATE REORGANIZATIONS

     Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue, or upon a sale of substantially all the property of the Corporation to another corporation or person, the Plan shall terminate, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 9, not yet be exercisable.

     10. OTHER EMPLOYEE STOCK BENEFIT PLANS

     The Corporation reserves the right, in the discretion of its Board of Directors, to establish other plans during the term of this Plan under which employees and others providing services to the Corporation and its subsidiaries (including officers and Directors thereof) may be entitled (in addition to their rights under Options granted under this Plan) to receive or purchase shares of the Corporation's capital stock or other securities, or cash amounts determined in relation to the earnings, dividends, net worth or market appreciation of shares of the Corporation's capital stock or other securities, including, but not limited to, restricted stock, stock appreciation rights, stock bonuses, book value stock, and the like.

     11. AMENDMENTS TO PLAN

     The Committee may from time to time prescribe, amend and rescind rules and regulations relating to the Plan and, subject to the approval of the Board of Directors of the Corporation, may at any time terminate, modify or suspend the operation of the Plan, provided that no such modification shall be effected without approval of the shareholders if such modification would cause the Plan to no longer to comply with any regulatory or legal requirements.

     12. MISCELLANEOUS

               (a) Compliance with Law.

                    (i) The  Corporation  shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the Corporation of any provisions of any law, statute or regulation of any governmental authority. Without limiting the generality of the foregoing, in connection with the Securities Act of 1933 (the "Securities Act"), upon exercise of any Option, the Corporation shall not be required to issue shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Securities Act and applicable state securities laws is not required or that such registration is effective. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registration under the Securities Act or applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registration under such laws. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act or applicable state securities laws. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                    (ii) With  respect to  persons  subject to Section 16 of the
               Securities Exchange Act of 1934 (the "1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

               (b) Vesting. The Committee, in its sole discretion, shall determine the conditions, if any, for the vesting of rights in Options granted pursuant to the Plan.

               (c) Tenure. Nothing in the Plan or in any Option granted hereunder or in any agreement relating thereto shall confer upon any officer or employee the right to continue in such position with the Corporation or any subsidiary thereof.

               (d) Withholding Taxes. Where an optionee is entitled to receive shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the optionee to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

               (e) Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the feminine pronoun shall include the masculine gender.

               (f) Headings, Etc., No Part of the Plan. Headings of sections and paragraphs hereof are inserted for convenience of reference; they constitute no part of the Plan.

               (g) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Indiana except to the extent that Federal law shall be deemed to apply.

     13. EFFECTIVE DATE

     The Plan shall become effective on the date of adoption by the Board of Directors (the "Effective Date"), subject to approval by the shareholders of the Corporation either (a) by the affirmative vote of a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding shares entitled to vote thereon is present in person or by proxy and voting on the Plan or (b) by unanimous written consent. The Plan shall expire on December 17, 2007, after which no Options may be granted under the Plan.

                                    EXHIBIT B

                           PERSONNEL MANAGEMENT, INC.
                         1994 DIRECTOR STOCK OPTION PLAN

       [Marked to indicate proposed amendments: A = Amendment; R = Remove]

I.       PURPOSE

         The purpose of this 1994 Director Stock Option Plan (the "Plan") of Personnel Management, Inc. (the "Corporation") is to encourage ownership in the Corporation by outside directors of the Corporation whose continued services are considered essential to the Corporation's continued progress, and to provide them with a further incentive to continue as directors of the Corporation, and to increase the value of the Corporation.

II.      ELIGIBILITY

         Each director of the Corporation is eligible to participate in the Plan and shall receive the options provided for by formula herein, unless he or she is an officer or employee of the Corporation or any subsidiary of the Corporation ("Eligible Director").

III.     STOCK SUBJECT TO THE PLAN

               A. Common Stock. The stock which is the subject of options granted under the Plan shall be the Corporation's authorized but unissued Common Stock, no par value per share ("Stock"). In connection with the issuance of shares of Stock under the Plan, the Corporation may utilize shares repurchased in the open market or otherwise.

               B. Aggregate Amount. The total number of shares subject to options granted under the Plan shall not exceed [(R) forty-four thousand (44,000)] [(A) sixty-four thousand (64,000)] shares (subject to adjustment under Article VIII).

IV.      TERMS, CONDITIONS AND FORM OF OPTIONS

         Each option granted under this Plan shall be evidenced by a written agreement in substantially the form attached hereto as Exhibit A, which agreement shall comply with and be subject to the following terms and conditions:

               A. Non-Statutory Stock Options. All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be further amended from time to time (the "Code").

               B. Option Grant Dates. Options shall be granted on January 31, 1995 for each Eligible Director's service to the Corporation during the two fiscal quarters ended October 31, 1994 and January 31, 1995, and on the last day of each fiscal quarter thereafter for each Eligible Director's service to the Corporation during such quarter.

               C. Number of Option Shares. An option granted to an Eligible Director relating to such Eligible Director's service to the Corporation during the fiscal quarter ended October 31, 1994 or during any quarter within the fiscal year ended October 31, 1995, shall be an option to acquire a number of shares equal to (i) 500 shares of Stock for each meeting of the Corporation's Board of Directors actually attended by such Eligible Director during such quarter, plus (ii) 250 shares of Stock for each meeting of a committee of the Board of Directors actually attended by such Eligible Director during such quarter. For each quarter during a fiscal year after the fiscal year ended October 31, 1995, the number of shares which an Eligible Director shall be entitled to receive for each board meeting attended and each board committee meeting attended shall be set by a standing resolution of the Corporation's Board of Directors, which resolution may not be amended more than once each fiscal year.

               D. Transferability. Each option granted under the Plan by its terms shall not be transferable by the Eligible Director otherwise than by will or by the laws of descent and distribution, and shall be exercised during the lifetime of the Eligible Director only by such Eligible Director.

               E. Term of Option. Options become exercisable with respect to fifty percent (50%) of the shares covered thereby on the [(R) first anniversary of the] date upon which they were granted and become exercisable with respect to the remaining shares covered thereby on the [(R) second] [(A) first] anniversary of the date upon which they were granted [(R) ;. provided, however, that any option granted pursuant to the Plan shall become exercisable in full upon the death of the Eligible Director]. Unless terminated earlier in accordance with the terms of the Plan or the applicable option agreement, each option shall terminate upon the expiration of five (5) years after such option was granted.

               F. Manner of Exercise. Options may be exercised only by written notice to the Corporation, which notice must specify the date of the stock option and the number of shares of Stock covered by the exercise, accompanied by payment of the full consideration for the shares as to which they are exercised in one or a combination of the following alternative forms:

                    (i) cash (including check, bank draft or money order); or

                    (ii) shares of Stock previously acquired and held for at least six (6) months and standing in the name of the Eligible Director having a fair market value (as defined in Article VI) on the date of exercise equal to the Option Price (as defined in Article V) of the shares being exercised hereunder. If the value of a certificate for shares tendered is in excess of the Option Price, the excess representing any fraction of a share value will be refunded to the Eligible Director in cash by the Corporation, and any excess representing whole share values will be refunded to the Eligible Director by the issuance of a new Stock Certificate representing such whole shares. If the Eligible Director desires that the shares of Stock be registered in his or her name and that of another as joint tenants with rights of survivorship, he or she should so state in the notice. In no case may fewer than one hundred (100) of such shares be purchased at any one time, except to purchase a residue of fewer than one hundred (100) shares. An option may not be exercised for a fractional share.

               G. Replacement Options. In the event that an Eligible Director tenders Stock owned by such Eligible Director in payment (in whole or in part) of the purchase price of the shares that such Eligible Director has elected to purchase under an option, the Corporation shall issue to such Eligible Director a replacement option (a
          "Replacement Option") with the same expiration date as the option exercised (the "Exercised Option"). Such Replacement Option shall entitle such Eligible Director to purchase a number of shares equal to the number of shares tendered to the Corporation to purchase shares under the Exercised Option, and shall specify an exercise price equal to the fair market value (as determined in Article VI) of the Stock on the date of exercise of the Exercised Option. Such Replacement Option shall not be exercisable during the twelve (12) months following the date of exercise of the Exercised Option and shall be canceled if, during such twelve (12) month period, the Eligible Director sells any Stock other than in payment of the exercise price of another option under the Plan, or following the death of the Eligible Director.

               H.  Termination  of  Directorship.  All  rights  of  an  Eligible
          Director in an option (including without limitation a Replacement Option), to the extent that such rights have not been exercised and have not otherwise expired, shall terminate [(R) immediately] [(A) fifteen (15) months] [(R) upon] [(A) subsequent to] the termination [(R) of his or herfor any reason of such Director's] services as an Eligible Director of the Corporation [(R) for any reason other than the death of the Eligible Director]. [(A) If the reason for termination is the death of an Eligible Director or an Eligible Director dies subsequent to the termination of his or her services as an Eligible Director,] [(R) The foregoing notwithstanding,] any option (including without limitation a Replacement Option) [(R) granted to an Eligible Director under the Plan and which has been outstanding for at least six (6) months] may be exercised [(A) during the period specified in the preceding sentence] by the personal representative of the Eligible Director's estate or by the person or persons to whom the option is transferred pursuant to the Eligible Director's will or in accordance with the laws of descent and distribution [(R) at any time prior to the earlier of the one (1) year after the date of the Eligible Director's death or the original expiration date of such option; upon the earlier of such events the option shall terminate].

V.       OPTION PRICE

         The option price per share (the "Option Price") for the shares covered by an option (other than a Replacement Option) relating to the fiscal quarter ended October 31, 1994 shall be the fair market value (as determined in Article
VI) of one share of Stock on October 31, 1994 and the Option Price for the shares covered by any option relating to any fiscal quarter thereafter (other than a Replacement Option) shall be the fair market value (as determined in
Article VI) of one share of stock on the date of grant of the option.

VI.      VALUATION OF COMMON STOCK

         For all valuation purposes under the Plan, the fair market value of a share of Stock shall be the average of the closing bid and ask prices recorded by the National Association of Securities Dealers (NASD) for the five (5) trading days immediately preceding the date of grant.

VII.     NO RIGHT TO CONTINUE AS A DIRECTOR

         Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Corporation will retain an Eligible Director for any period of time or at any particular rate of compensation.

VIII.    ADJUSTMENT TO STOCK

         In the event any change is made to the Stock subject to the Plan or subject to any outstanding option granted under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), then appropriate adjustments shall be made to the maximum number of shares that may be the subject of options granted under the Plan and the number of shares and price per share of stock subject to outstanding options. The grant of options under the Plan shall not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IX.      EFFECTIVE DATE

         The Plan shall take effect on January 31, 1995, but options may be granted hereunder relating to an Eligible Director's service to the Corporation for any fiscal quarter ended on or after October 31, 1994; provided, however, no shares of Stock shall be issued under the Plan and no options granted under the Plan shall be exercisable prior to six (6) months after the Plan is approved by the holders of at least a majority of the Corporation's voting stock present or represented and voting at a duly held meeting at which a quorum is present or represented. If such shareholder approval is not obtained, then any options previously granted under the Plan shall terminate and no further options shall be granted.

X.       AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors of the Corporation may suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever; provided that the Board shall not, without the approval of the Corporation's shareholders
(i) materially increase the number of shares of Stock which may be issued under the Plan (unless necessary to effect the adjustments required under Article
VIII) or other benefits accruing to participants under the Plan, (ii) materially modify the eligibility requirements for awards under the Plan, or (iii) make any other change with respect to which the Board of Directors determines that shareholder approval is required by applicable law or regulatory standards; nor shall any amendment adversely affect an Eligible Director's rights under any option previously granted without the Eligible Director's consent. The provisions of this Plan that state or set forth a formula for determining the amount, price and timing of awards of options and/or Stock shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

XI.      USE OF PROCEEDS

         The cash proceeds received by the Corporation from the issuance of shares pursuant to options under the Plan shall be used for general corporate purposes.

XII.     ADMINISTRATION

         The Plan shall be self-administered. However, ministerial actions and duties shall be performed by the President of the Corporation, who has authority to execute and deliver options to Eligible Directors and to execute and deliver all such other instruments, and to take all other actions and to make all other determinations, not inconsistent with this Plan, that he may deem, in his sole discretion, necessary or desirable.

XIII.    SECTION 16

         Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, generally, and Rule 16b-3(c)(2)(ii), specifically, or their successors under the Exchange Act. To the extent any provision of the Plan or action by the President fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the President.

XIV.     DELIVERY AND REGISTRATION OF STOCK

         The Corporation's obligation to deliver shares with respect to an option shall, if the President so requests, be conditioned upon the receipt of a representation as to the investment intention of the participant to whom such shares are to be delivered, in such form as the President shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or system on which shares may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the President shall determine to be necessary or advisable.

XV.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Indiana and construed accordingly.

                           PERSONNEL MANAGEMENT, INC.
               Proxy Solicited on Behalf of the Board of Directors
                    of the Company for the Annual Meeting of
                          Stockholders on March 5, 1998

         The undersigned hereby constitutes and appoints Don R. Taylor and Robert R. Millard, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Personnel Management, Inc., to be held in Conference Room A on the Third Floor of the Bank One Center/Tower, Indianapolis, Indiana at 10:00 a.m., Eastern Standard Time, on Thursday, March 5, 1998, and at any adjournments thereof, on all matters coming before said meeting.

Item 1.  Election of Director, Nominees:
         Three year term:  David L. Swider
         Three year term:  Richard L. VonDerHaar

Item 2.  To approve the Personnel Management, Inc. 1998 Stock Option Plan

Item 3. To approve the amendments to the Personnel Management, Inc. 1994 Director Stock Option Plan


                                                      (change of address)


                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

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                    (If you have  written in the above  space,  please  mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote "FOR" Items 1, 2 and 3. The Proxy Committee cannot vote your shares unless you sign and return this card.

                   [Continued and to be signed on other side.]

                   [Continued and to be signed on other side.]


                                     FOR       WITHHELD

Item 1.  Election of Directors       []         []  The Board of Directors
         David L. Swider             []         []  Recommends a Vote "FOR"
         Richard L. VonDerHaar       []         []  Items 1 and 2.


                                     FOR       AGAINST
Item 2.  1998 Stock Option Plan      []          []
Item 3.  1994 Director Stock Option
              Plan amendments        []          []


                    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


Shareholder name                                  []   Change of Address
   Address
                                                  []       Attend Meeting



                                SIGNATURE(S)___________________________________

                                SIGNATURE(S)____________________________________

                    Note:Please  sign  exactly  as name  appears  hereon.  Joint owners should each sign. Trustees, Executors, etc. should indicate capacity in which they are signing.